Investment in Convertible Note	6 Months Ended
Sep. 30, 2025
Investment in Convertible Note [Abstract]
Investment in convertible note

Note 5 — Investment in convertible note

The convertible note was issued by an unrelated privately held company and earned fixed interest at 6% per annum. The convertible note may be converted in part or in whole at the Company’s discretion within 36 months from the issuance date. The convertible note matured on December 29, 2025. Upon maturity, the Company initiated the conversion process; however, as of the date of issuance of these unaudited condensed consolidated financial statements, the conversion process has not yet been completed. For the six months ended September 30, 2025, the Company recognized interest income of $20,189 based on the interest rate of the convertible note. For the six months ended September 30, 2025, no impairment was recorded from investment in convertible note.

By electing the fair value option, the embedded conversion feature is not separately bifurcated or accounted for as a derivative. Instead, the fair value of the instrument as a whole captures the economic effect the embedded features. As of September 30, 2025, the fair value of investment in convertible note was $2,508,204.

Changes in fair value are recognized in earnings in the period in which they occur. Changes in fair value amounted to $82,796 for the period from May 27, 2025 through September 30, 2025.

The Company believes this accounting treatment best reflects the economic substance of the investment and aligns with the way the instrument is managed and evaluated internally.

The aggregate principal amount of the convertible note was $1,000,000 as of September 30, 2025. The excess fair value over principal reflects the estimated value of the embedded equity conversion feature.